SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  January 4, 1999
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                            BUCKEYE PARTNERS, L.P.
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                (Exact name of Registrant specified in Charter)


           Delaware               1-9356                   23-2432497
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       (State or Other         (Commission               (IRS Employee
       Jurisdiction of         File Number)          Identification No.)
       Incorporation)

                3900 Hamilton Boulevard
                Allentown, Pennsylvania                      18103
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       (Address of Principal Executive Offices)           (Zip Code)


         Registrant's telephone, including area code:  (610) 770-4700
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        (Former Name and Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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On January 4, 1999, Buckeye Management Company, the general partner of Buckeye
Partners,  L.P.   (NYSE:BPL)(the  "Partnership")  announced  that,   effective
December 31, 1998, it transferred its general partnership interest in the Partnership to Buckeye Pipe Line Company, a wholly owned subsidiary of Buckeye Management Company.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c) Exhibits.

         Exhibit No.                     Exhibit
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            99.1           Press release, dated January 4, 1999

                                   Signature
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BUCKEYE PARTNERS, L.P.
                                   By:  Buckeye Pipe Line Company,
                                              Its General Partner



                               By:  /s/  Stephen C. Muther
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                                  Name:  Stephen C. Muther
                                  Title: Senior Vice President, Administration,
                                         General Counsel and Secretary